                                                                    EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 1999

Available Amount to Note Holders:                                                            8,315,574.12

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                           --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                          --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                    11,000.48
          (b) Servicer Fees from current and prior Collection Period                           100,007.09
          (c) Servicing Charges inadvertantly deposited in Collection Account                          --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                           25,664.67
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                  --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                              186,559.88
          Class A-2 Note Interest                                                              246,395.18
          Class A-3 Note Interest                                                              238,484.95
          Class A-4 Note Interest                                                              331,522.69
(viii)  Class B-1 Note Interest                                                                 29,251.35
(ix)    Class B-2 Note Interest                                                                 18,949.61
(x)     Class B-3 Note Interest                                                                 24,875.60
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
          Class A-1 Principal Distribution Amount                                            6,665,769.71
          Class A-2 Principal Distribution Amount                                                      --
          Class A-3 Principal Distribution Amount                                                      --
          Class A-4 Principal Distribution Amount                                                      --
(xii)   Note Issuer Reimbursement Amount                                                               --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal          144,908.04
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal           72,454.01
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal          144,908.04
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                           --
(xviii) Remaining Amount to Residual Holder                                                     74,406.15


        Reviewed By:



        --------------------------------------------
        E. Roger Gebhart
        Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 1999



                      Initial           Beginning           Base        Additional        Total           Ending           Ending
                     Principal          Principal         Principal     Principal       Principal       Principal       Certificate
  Class               Balance            Balance        Distribution   Distribution    Distribution      Balance           Factor
---------         --------------     --------------     ------------   ------------    ------------   --------------     ---------
Class A-1          70,687,140.00    42,928,448.01     6,665,769.71           --     6,665,769.71    36,262,678.30        0.5130025
Class A-2          53,856,869.00    53,856,869.00               --           --               --    53,856,869.00        1.0000000
Class A-3          52,510,447.00    52,510,447.00               --           --               --    52,510,447.00        1.0000000
Class A-4          70,687,140.00    70,687,140.00               --           --               --    70,687,140.00        1.0000000
                 ---------------  ---------------  ---------------   ----------  ---------------  ---------------        ---------
  Total Class A   247,741,596.00   219,982,904.01     6,665,769.71           --     6,665,769.71   213,317,134.30        0.8610469
Class B-1           5,385,687.00     4,782,237.16       144,908.04           --       144,908.04     4,637,329.12        0.8610469
Class B-2           2,692,843.00     2,391,118.14        72,454.01           --        72,454.01     2,318,664.13        0.8610469
Class B-3           5,385,687.00     4,782,237.16       144,908.04           --       144,908.04     4,637,329.12        0.8610469
                 ---------------  ---------------  ---------------   ----------  ---------------  ---------------
Total             261,205,813.00   231,938,496.46     7,028,039.80           --     7,028,039.80   224,910,456.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

AVAILABLE FUNDS
     Collection Account balance, as of April 30, 1999                                    3,216,814.57
     Investment earnings on amounts in Collection Account                                   13,221.86
     Payments due Collection Account from last 3 business days of Collection Period        494,093.56
     Additional contribution for terminated trade-ups and rebooked leases                          --
     Servicer Advance on current Determination Date                                      4,591,444.13
                                                                                         ------------
       Available Funds on Payment Date                                                   8,315,574.12
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                               --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,315,574.12
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,315,574.12
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     11,000.48
     Unreimbursed Servicer Advances paid                                                    11,000.48
                                                                                         ------------
       Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,304,573.64
SERVICER FEES
     Servicer Fees due                                                                     100,007.09
     Servicer Fees paid                                                                    100,007.09
                                                                                         ------------
       Servicer Fees remaining unpaid                                                              --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,204,566.55
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,204,566.55
PREMIUM AMOUNT
     Premium Amount due                                                                     25,664.67
     Premium Amount paid                                                                    25,664.67
                                                                                         ------------
       Premium Amount remaining unpaid                                                             --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,178,901.87
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                         ------------
       Indenture Trustee Fee remaining unpaid                                                      --
                                                                                         ------------
  REMAINING AVAILABLE FUNDS                                                              8,178,485.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                               --
                                                                             --------------
       Indenture Trustee Expenses unpaid                                                 --

  REMAINING AVAILABLE FUNDS                                                    8,178,485.21
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                     186,559.88
     Class A-2 Note Interest                                                     246,395.18
     Class A-3 Note Interest                                                     238,484.95
     Class A-4 Note Interest                                                     331,522.69
                                                                             --------------
       Total Class A Interest due                                              1,002,962.69
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,175,522.52
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  29,251.35
     Class B-1 Note Interest paid                                                 29,251.35
                                                                             --------------
       Class B-1 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,146,271.17
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  18,949.61
     Class B-2 Note Interest paid                                                 18,949.61
                                                                             --------------
       Class B-2 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,127,321.56
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  24,875.60
     Class B-3 Note Interest paid                                                 24,875.60
                                                                             --------------
       Class B-3 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    7,102,445.95
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            6,665,769.71
     Class A Note Principal Balance as of preceding Payment Date             219,982,904.01
                                                                             --------------
       Class A Base Principal Distribution Amount paid                         6,665,769.71
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date            42,928,448.01
     Class A-1 Base Principal Distribution Amount paid                         6,665,769.71
                                                                             --------------
       Class A-1 Note Principal Balance after distribution on Payment Date    36,262,678.30
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                                --
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date           53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date   53,856,869.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date   52,510,447.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date   70,687,140.00

  REMAINING AVAILABLE FUNDS                                                     436,676.24

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                               --
     Note Insuer Reimbursement Amount paid                                              --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                  --
  REMAINING AVAILABLE FUNDS                                                     436,676.24

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            4,782,237.16
     Class B-1 Base Principal Distribution due                                  144,908.04
     Class B-1 Base Principal Distribution paid                                 144,908.04
                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                           --
       Class B-1 Note Principal Balance after distribution on Payment Date    4,637,329.12

  REMAINING AVAILABLE FUNDS                                                     291,768.20

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,391,118.14
     Class B-2 Base Principal Distribution due                                   72,454.01
     Class B-2 Base Principal Distribution paid                                  72,454.01
                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                           --
       Class B-2 Note Principal Balance after distribution on Payment Date    2,318,664.13

  REMAINING AVAILABLE FUNDS                                                     219,314.19
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date             4,782,237.16
     Class B-3 Base Principal Distribution due                                   144,908.04
     Class B-3 Base Principal Distribution paid                                  144,908.04
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date     4,637,329.12
  REMAINING AVAILABLE FUNDS                                                       74,406.15
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                       74,406.15
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
  REMAINING AVAILABLE FUNDS                                                       74,406.15
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                 74,406.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 240,017,026.46
      ADCPB, end of Collection Period                                       232,988,986.66
                                                                            --------------
        Base Principal Amount                                                 7,028,039.80

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         3,244,024.59
      Servicing Advances collected during the current Collection Period       3,233,024.11
                                                                            --------------
        Unreimbursed Servicing Advances as of current Determination Date         11,000.48

CALCULATION OF INTEREST DUE

                 Beginning                               Current                              Total
                 Principal            Interest          Interest          Overdue          Interest
  Class           Balance               Rate               Due            Interest            Due
---------     ---------------      --------------      ------------     ------------     ------------
Class A-1       42,928,448.01              5.2150%       186,559.88               --       186,559.88
Class A-2       53,856,869.00              5.4900%       246,395.18               --       246,395.18
Class A-3       52,510,447.00              5.4500%       238,484.95               --       238,484.95
Class A-4       70,687,140.00              5.6280%       331,522.69               --       331,522.69
Class B-1        4,782,237.16              7.3400%        29,251.35               --        29,251.35
Class B-2        2,391,118.14              9.5100%        18,949.61               --        18,949.61
Class B-3        4,782,237.16              6.2420%        24,875.60               --        24,875.60
              ---------------      --------------      ------------     ------------     ------------
               231,938,496.46              5.5672%     1,076,039.25               --     1,076,039.25


CALCULATION OF PRINCIPAL DUE

                       Base          Base                   Total
                     Principal     Principal   Overdue    Principal
  Class             Amount Pct.     Amount    Principal      Due
---------            -------     ------------ --------- ------------
Class A              94.845%     6,665,769.71        -- 6,665,769.71
Class B-1             2.062%       144,908.04        --   144,908.04
Class B-2             1.031%        72,454.01        --    72,454.01
Class B-3             2.062%       144,908.04        --   144,908.04
                                 ------------ --------- ------------
                                 7,028,039.80        -- 7,028,039.80

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date      240,017,026.46
      Servicer Fee Rate                                    0.500%
      One-twelfth                                           1/12
                                                 ---------------
      Servicer Fee due current period                 100,007.09
      Prior Servicer Fee arrearage                            --
                                                 ---------------
      Servicer Fee due                                100,007.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      219,982,904.01
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                     ---------------
      Premium Amount due Current Period                                                    25,664.67
      Prior Premium Amount arrearage                                                              --
                                                                                     ---------------
        Total Premium Amount due                                                           25,664.67

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                     ---------------
        Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                     ---------------
        Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                     ---------------
        Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED MAY 1, 1999



Restricting Event Determination:

                                                                                                        Yes/No
                                                                                                        ------
     A) Event of Servicer Termination (Yes/No)                                                            No
     B) Note Insuer has Made a Payment (Yes/No)                                                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                        Yes/No
                                                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the
     Indenture when due; and,                                                                             No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
     the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
     or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
     A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3
     Notes, as the case may be.                                                                           No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

         Section                   Event                                                                Yes/No
         -------                   -----                                                                ------
         6.01(i)    Failure to make payment required                                                      No
         6.01(ii)   Failure to submit Monthly Statement                                                   No
         6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                   No
         6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                         No
         6.01(v)    Servicer files a voluntary petition for bankruptcy                                    No
         6.01(vi)   Petition under bankruptcy laws against Servicer is not
                    stayed, withdrawn or dismissed within 60 days                                         No
         6.01(vii)  Assignment by Servicer to a delegate its rights under
                    Servicing Agreement                                                                   No
         6.01(viii) Servicer Trigger Event as contained in the Insurance
                    Agreement has occurred.                                                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 1999


Gross Charge Event Calculation:

                                                                      Result
                                                                      ------
    Gross Charge Off Ratio Current Period                              1.40%
    Gross Charge Off Ratio Prior Period                                0.22%
    Gross Charge Off Ratio Second Prior Period                         0.20%
                                                                       ----
      Average of Gross Charge Off Ratio for Three Periods              0.61%
    Maximum Allowed                                                    2.50%

    Gross Charge Off Ratio:

                          ADCPB of                                                    Gross Charge Off Ratio
                       All Defaulted      Less                         End of Month       Charge Offs/
                         Contracts     Recoveries    Charge Offs          ADCPB              ADCPB
                       -------------   ----------    -----------     --------------   ----------------------
Current Period          479,196.02     207,864.18     271,331.84     232,988,986.66          1.40%
Prior Period            337,130.08     293,355.73      43,774.35     240,017,026.46          0.22%
Second Prior Period      96,842.74      54,625.79      42,216.95     247,277,212.15          0.20%


Delinquency Event Calculation:

                                                                      Results
    Delinquency Trigger Ratio Current Period                            2.90%
    Delinquency Trigger Ratio Prior Period                              3.45%
    Delinquency Trigger Ratio Second Prior Period                       2.96%
                                                                       -----
    Average of Delinquency Trigger Ratios                               3.10%
    Maximum Allowed                                                     7.50%

    Delinquency Trigger Ratio:

                              A                B                  A/B
                             ---              ---                 ---
                          ADCPB of          ADCPB of
                        Contract > 30  Days All Contract  Delinquency Trigger
                          Past Due      As of Month-End          Ratio:
                        ------------     --------------          -----
Current Period          6,763,254.61     232,988,986.66          2.90%
Prior Period            8,275,627.96     240,017,026.46          3.45%
Second Prior Period     7,308,456.68     247,277,212.15          2.96%

                           ADCPB     Delinquency Ratio
                        -----------  -----------------
Current                 226,225,732      97.10%
31-60 Days Past Due       3,112,118       1.34%
61-90 Days Past Due       1,557,447       0.67%
91+ Days Past Due         2,093,690       0.90%
                        -----------     ------
TOTAL                   232,988,987     100.00%

Substitution Limits

ADCPB as of Cut-Off Date                     269,284,343.00
Maximum Substitution (10% of Initial)         26,928,434.30

Prior month Cumulative ADCPB Substituted                 --
Current month ADCPB Substituted                          --
                                             --------------
Cumulative ADCPB Substituted                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MBIA INSURANCE AGREEMENT
COVENANT COMPLIANCE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


SERVICER TRIGGER EVENT:

(I) TANGIBLE NET WORTH CALCULATION: AS OF 12/31/98                                                       $ MILLION
                                                                                                         ---------
      a) Is less than $40,000,000 plus 75% of cumulative after-tax income after 9/30/98

                1)        Actual Net Worth                                                                   84.00
                2)        Goodwill                                                                           39.20
                3)        After-tax income after 9/30/98                                                        --
                4)        Actual Tangible Net Worth                                                          44.80
                5)        Required                                                                           40.00

(II) RATIO OF TOTAL DEBT TO TANGIBLE NET WORTH: AS OF 12/31/98

                1)        Required: Thru June 30, 1999: 25 to 1
                2)        Tangible Net Worth                                                                 44.80
                3)        Total Debt                                                                        299.50
                4)        Off Balance Sheet Debt                                                            564.90
                4)        Actual Ratio                                                                       19.29

(III) AVAILABILITY UNDER CREDIT FACILITIES: AS OF 5/1/99

                1)        Total Remaining Availability                                                      232.66
                2)        Required Remaining Availability                                                    50.00
                3)        Availability In a Facility Other Than Series E                                    153.53
                4)        Required Availability in a Facility Other Than Series E                            25.00

(IV) BEGINNING DECEMBER 1999: AFTER TAX NET LOSS OF GREATER THAN $100,000:                                    No

(V) FINAL JUDGEMENT GREATER THAN $1,000,000:                                                                  No

(VI) DEFAULT IN ANY LIABILITY GREATER THAN $1,000,000:                                                        No

CERTIFIED:


------------------------
By: E. R. Gebhart
Title: SVP and Treasurer
Date: May 1, 1999

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED MAY 1, 1999


Available Amount to Note Holders:                                                                    7,512,675.68

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
(ii)        Indemnity Payments paid inadvertantly deposited in Collection Account                              --
(iii)       Aggregate of:
               (a) Unreimbursed Servicer Advances                                                              --
               (b) Servicer Fees from current and prior Collection Period                               94,251.99
               (c) Servicing Charges inadvertantly deposited in Collection Account                             --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                               30,349.14
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                      --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                 204,815.47
               Class A-2 Note Interest                                                                 182,033.00
               Class A-3 Note Interest                                                                 155,341.42
               Class A-4 Note Interest                                                                 281,170.78

(viii)      Class B-1 Note Interest                                                                     21,805.20
(ix)        Class B-2 Note Interest                                                                     16,477.61
(x)         Class B-3 Note Interest                                                                     13,046.83
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
               Class A-1 Principal Distribution Amount                                               5,809,859.63
               Class A-2 Principal Distribution Amount                                                         --
               Class A-3 Principal Distribution Amount                                                         --
               Class A-4 Principal Distribution Amount                                                         --
(xii)       Note Insuer Reimbursement Amount                                                                   --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              126,301.31
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               63,150.65
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal               78,938.32
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                      --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                               --
(xviii)     Remaining Amount to Residual Holder                                                        434,717.67


            Reviewed By:



            ------------------------------------------------
            Craig Spencer
            Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED MAY 1, 1999




                      Initial           Beginning           Base        Additional         Total         Ending          Ending
                     Principal          Principal         Principal     Principal       Principal       Principal     Certificate
  Class               Balance            Balance        Distribution   Distribution   Distribution       Balance         Factor
---------          -------------      -------------     ------------   ------------   ------------   --------------    ---------
Class A-1          70,688,994.00      70,688,994.00     5,809,859.63             --   5,809,859.63    64,879,134.37    0.9178110
Class A-2          57,258,085.00      57,258,085.00               --             --             --    57,258,085.00    1.0000000
Class A-3          48,068,516.00      48,068,516.00               --             --             --    48,068,516.00    1.0000000
Class A-4          84,119,903.00      84,119,903.00               --             --             --    84,119,903.00    1.0000000
                  --------------     --------------     ------------   ------------   ------------   --------------     ---------
  Total Class A   260,135,498.00     260,135,498.00     5,809,859.63             --   5,809,859.63   254,325,638.37    0.9776660
Class B-1           5,655,120.00       5,655,120.00       126,301.31             --     126,301.31     5,528,818.69    0.9776660
Class B-2           2,827,560.00       2,827,560.00        63,150.65             --      63,150.65     2,764,409.35    0.9776660
Class B-3           3,534,450.00       3,534,450.00        78,938.32             --      78,938.32     3,455,511.68    0.9776660
                  --------------     --------------     ------------   ------------   ------------   --------------
Total             272,152,628.00     272,152,628.00     6,078,249.91             --   6,078,249.91   266,074,378.09

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of April 30, 1999                                   1,216,246.68
     Investment earnings on amounts in Collection Account                                     628.00
     Payments due Collection Account from last 3 business days of Collection Period     2,243,588.97
     Additional contribution for terminated trade-ups and rebooked leases                 240,172.46
     Servicer Advance on current Determination Date                                     3,812,039.57
                                                                                        ------------
       Available Funds on Payment Date                                                  7,512,675.68
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,512,675.68
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,512,675.68
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                           --
     Unreimbursed Servicer Advances paid                                                          --
                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,512,675.68
SERVICER FEES
     Servicer Fees due                                                                     94,251.99
     Servicer Fees paid                                                                    94,251.99
                                                                                        ------------
       Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,418,423.69
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,418,423.69
PREMIUM AMOUNT
     Premium Amount due                                                                    30,349.14
     Premium Amount paid                                                                   30,349.14
                                                                                        ------------
       Premium Amount remaining unpaid                                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,388,074.55
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             7,387,657.88

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(II)
     Total Indenture Trustee Expenses due                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                           75,000.00
                                                                             --------------
     Total Indenture Trustee Expenses paid                                               --
                                                                             --------------
       Indenture Trustee Expenses unpaid                                                 --

  REMAINING AVAILABLE FUNDS                                                    7,387,657.88
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                     204,815.47
     Class A-2 Note Interest                                                     182,033.00
     Class A-3 Note Interest                                                     155,341.42
     Class A-4 Note Interest                                                     281,170.78
                                                                             --------------
       Total Class A Interest due                                                823,360.66
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    6,564,297.22
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                  21,805.20
     Class B-1 Note Interest paid                                                 21,805.20
                                                                             --------------
       Class B-1 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    6,542,492.02
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                  16,477.61
     Class B-2 Note Interest paid                                                 16,477.61
                                                                             --------------
       Class B-2 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    6,526,014.41
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                  13,046.83
     Class B-3 Note Interest paid                                                 13,046.83
                                                                             --------------
       Class B-3 Note Interest remaining unpaid                                          --
                                                                             --------------
  REMAINING AVAILABLE FUNDS                                                    6,512,967.58
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                            5,809,859.63
     Class A Note Principal Balance as of preceding Payment Date             260,135,498.00
                                                                             --------------
       Class A Base Principal Distribution Amount paid                         5,809,859.63
                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date            70,688,994.00
     Class A-1 Base Principal Distribution Amount paid                         5,809,859.63
                                                                             --------------
       Class A-1 Note Principal Balance after distribution on Payment Date    64,879,134.37
                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                                --
                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date           57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date   57,258,085.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date           48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date   48,068,516.00

     Remaining Class A Base Principal Distribution Amount                               --
                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date           84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                  --
                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date   84,119,903.00

  REMAINING AVAILABLE FUNDS                                                     703,107.95

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                               --
     Note Insuer Reimbursement Amount paid                                              --
                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                  --
  REMAINING AVAILABLE FUNDS                                                     703,107.95

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date            5,655,120.00
     Class B-1 Base Principal Distribution due                                  126,301.31
     Class B-1 Base Principal Distribution paid                                 126,301.31
                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                           --
       Class B-1 Note Principal Balance after distribution on Payment Date    5,528,818.69

  REMAINING AVAILABLE FUNDS                                                     576,806.64

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date            2,827,560.00
     Class B-2 Base Principal Distribution due                                   63,150.65
     Class B-2 Base Principal Distribution paid                                  63,150.65
                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                           --
       Class B-2 Note Principal Balance after distribution on Payment Date    2,764,409.35
  REMAINING AVAILABLE FUNDS                                                     513,655.99
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED MAY 1, 1999

     Class B-3 Note Principal Balance as of preceding Payment Date             3,534,450.00
     Class B-3 Base Principal Distribution due                                    78,938.32
     Class B-3 Base Principal Distribution paid                                   78,938.32
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                            --
       Class B-3 Note Principal Balance after distribution on Payment Date     3,455,511.68
  REMAINING AVAILABLE FUNDS                                                      434,717.67
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                      434,717.67
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
  REMAINING AVAILABLE FUNDS                                                      434,717.67
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                434,717.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PREFUNDING ACCOUNTS
COLLECTION PERIOD ENDED MAY 1, 1999

PREFUNDING ACCOUNT
      Prefunded amount used to purchase Subsequent Contracts                              54,430,525.00
      Prefunding Earnings transferred to the Capitalized Interest Account                    111,534.79
      Prefunded amount distributed as Principal, if any                                              --

CAPITALIZED INTEREST ACCOUNT
      Prefunding Earnings transferred from the Capitalized Interest Account                  111,534.79
      Capitalized Interest Requirement, if any, transferred to the Collection Account                --
      Amount transferred to First Sierra, if any                                             676,251.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 226,204,781.00
      ADCPB, end of Collection Period                                       220,126,531.09
                                                                            --------------
        Base Principal Amount                                                 6,078,249.91


UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                   --
      Servicing Advances collected during the current Collection Period                 --
                                                                            --------------
        Unreimbursed Servicing Advances as of current Determination Date                --

CALCULATION OF INTEREST DUE

                  Beginning                           Current                         Total
                  Principal          Interest         Interest        Overdue       Interest
  Class            Balance             Rate             Due          Interest          Due
---------     ---------------      ------------      ----------     ----------     ----------
Class A-1       70,688,994.00            4.9670%     204,815.47             --     204,815.47
Class A-2       57,258,085.00            5.4500%     182,033.00             --     182,033.00
Class A-3       48,068,516.00            5.5400%     155,341.42             --     155,341.42
Class A-4       84,119,903.00            5.7300%     281,170.78             --     281,170.78
Class B-1        5,655,120.00            6.6100%      21,805.20             --      21,805.20
Class B-2        2,827,560.00            9.9900%      16,477.61             --      16,477.61
Class B-3        3,534,450.00            6.3280%      13,046.83             --      13,046.83
              ---------------      ------------      ----------     ----------     ----------
               272,152,628.00            3.8568%     874,690.30             --     874,690.30

CALCULATION OF PRINCIPAL DUE

                       Base          Base                   Total
                     Principal     Principal   Overdue    Principal
  Class             Amount Pct.     Amount    Principal      Due
---------            -------     ------------  -------  ------------
Class A              95.584%     5,809,859.63       --  5,809,859.63
Class B-1             2.078%       126,301.31       --    126,301.31
Class B-2             1.039%        63,150.65       --     63,150.65
Class B-3             1.299%        78,938.32       --     78,938.32
                                 ------------  -------  ------------
                                 6,078,249.91       --  6,078,249.91

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 226,204,781.00
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                                       ----
      Servicer Fee due current period                                                             94,251.99
      Prior Servicer Fee arrearage                                                                       --
                                                                                                         --
      Servicer Fee due                                                                            94,251.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED MAY 1, 1999

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             260,135,498.00
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                      1/12
                                                                                             --------------
      Premium Amount due Current Period                                                           30,349.14
      Prior Premium Amount arrearage                                                                     --
                                                                                             --------------
        Total Premium Amount due                                                                  30,349.14

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                             --------------
        Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                             --------------
        Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                             --------------
        Total Other Amounts Due Servicer under Servicing Agreement                                       --

 FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
 FIRST SIERRA RECEIVABLES III, INC.
 MONTHLY SERVICER CERTIFICATE - TESTS
 COLLECTION PERIOD ENDED MAY 1, 1999



 Restricting Event Determination:

                                                                                                  Yes/No
                                                                                                  ------
         A) Event of Servicer Termination (Yes/No)                                                  No
         B) Note Insuer has Made a Payment (Yes/No)                                                 No
         C) Gross Charge Off Event has Occurred (Yes/No)                                            No
         D) Delinquency Trigger Event has Occurred (Yes/No)                                         No

 Events of Default: Section 8.01 of Indenture
                                                                                                  Yes/No
                                                                                                  ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                                   No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
         Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class B-2
         Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class
         A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class
         B-2 Notes, or Class B-3 Notes, as the case may be.                                         No

 Events of Servicer Termination: Section 6.01 of Servicing Agreement

         Section                Event                                                             Yes/No
         -------                -----                                                             ------
         6.01(i)    Failure to make payment required                                                No
         6.01(ii)   Failure to submit Monthly Statement                                             No
         6.01(iii)  Failure to Observe Covenants in Servicing Agreement                             No
         6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                   No
         6.01(v)    Servicer files a voluntary petition for bankruptcy                              No
         6.01(vi)   Petition under bankruptcy laws against Servicer is not
                    stayed, withdrawn or dismissed within 60 days                                   No
         6.01(vii)  Assignment by Servicer to a delegate its rights under
                    Servicing Agreement                                                             No
         6.01(viii) Servicer Trigger Event as contained in the Insurance
                    Agreement has occurred.                                                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED MAY 1, 1999


Gross Charge Event Calculation:

                                                       Result
                                                       ------
Gross Charge Off Ratio Current Period                   0.09%
Gross Charge Off Ratio Prior Period                     0.00%
Gross Charge Off Ratio Second Prior Period              0.00%
                                                        ----
  Average of Gross Charge Off Ratio for Three Periods   0.03%
Maximum Allowed                                         2.50%

Gross Charge Off Ratio:

                         ADCPB of                                                 Gross Charge Off Ratio
                      All Defaulted      Less                      End of Month        Charge Offs/
                        Contracts     Recoveries   Charge Offs         ADCPB              ADCPB
                        ---------     ----------   -----------    --------------  ----------------------
Current Period          30,075.25     12,970.46     17,104.79     220,126,531.09          0.09%
Prior Period                 0.00          0.00          0.00     226,204,781.00          0.00%
Second Prior Period          0.00          0.00          0.00     226,204,781.00          0.00%


Delinquency Event Calculation:

                                                 Results
                                                 -------
Delinquency Trigger Ratio Current Period          2.12%
Delinquency Trigger Ratio Prior Period            0.00%
Delinquency Trigger Ratio Second Prior Period     0.00%
                                                  ----
Average of Delinquency Trigger Ratios             0.71%
Maximum Allowed                                   7.50%

    Delinquency Trigger Ratio:

                                 A                B                       A/B
                                ---              ---                      ---
                              ADCPB of         ADCPB of
                           Contract > 30   Days All Contracts     Delinquency Trigger
                              Past Due      As of Month-End              Ratio:
                           ------------     --------------               -----
    Current Period         4,663,279.81     220,126,531.09               2.12%
    Prior Period                     --     226,204,781.00               0.00%
    Second Prior Period              --     226,204,781.00               0.00%

                           ADCPB      Delinquency Ratio
                        -----------   -----------------
Current                 215,463,251        97.88%
31-60 Days Past Due       3,943,236         1.79%
61-90 Days Past Due         720,043         0.33%
91+ Days Past Due                 0         0.00%
                        -----------       ------
TOTAL                   220,126,531       100.00%

Substitution Limits

ADCPB as of Cut-Off Date                     226,204,781.43
Maximum Substitution (10% of Initial)         22,620,478.14

Prior month Cumulative ADCPB Substituted                 --
Current month ADCPB Substituted                          --
                                             --------------
Cumulative ADCPB Substituted                             --